SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) April 25, 2002


                        GS Mortgage Securities Corp.
           (Exact name of registrant as specified in its charter)


             Delaware                    333-68812              13-6357101
   ----------------------------          ---------              ----------
   (State or Other Jurisdiction         (Commission          (I.R.S. Employer
         of Incorporation)               File No.)          Identification No.)


                              85 Broad Street
                             New York, NY 10004
            (Address of Principal Executive Offices) (Zip Code)


                               (212) 902-1000
             Registrant's telephone number, including area code


                               Not Applicable
       (Former name or former address, if changed since last report)


Item 5.  Other Events

         The Registrant registered issuances of Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-68812) (the "Registration Statement"). The Securities and Exchange Commission declared this Registration Statement effective at 9:30AM on November 2, 2001. This Current Report on Form 8-K discloses the use of additional yield tables and other computational materials for one or more classes of Mortgage
Pass-Through Certificates, Series 2002-2 (collectively the "Price/Yield Tables") prepared by the Registrant for an offering of $1,098,329,000 of Mortgage Pass-Through Certificates, Series 2002-2 pursuant to the Registration Statement. This transaction closed on April 25, 2002. These Price/Yield tables are filed as Exhibit 99.


                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GS Mortgage Securities Corp.


                                            By:  /s/ Jay F. Strauss
                                                ----------------------------
                                                Name:  Jay F. Strauss
                                                Title: Secretary

Dated: April 25, 2002




                               EXHIBIT INDEX

Exhibit No.     Description

    99 Price/Yield Tables as prepared by the Registrant for an offering of $1,098,329,000 of Mortgage Pass-Through Certificates, Series 2002-2 pursuant to the Registration Statement